As filed with the Securities                       Registration  Nos.  333-91197
and Exchange Commission                                        and  333-91197-01
on July 27, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                       POST --EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.                    STARWOOD HOTELS & RESORTS
 (Exact Name of Registrant as Specified in Its        (Exact Name of Registrant as Specified in Its
                    Charter)                                            Charter)
                    Maryland                                            Maryland
(State or Other Jurisdiction of Incorporation or      (State or Other Jurisdiction of Incorporation
                  Organization)                                      or Organization)
                   52-1193298                                          52-0901263
   (I.R.S. Employer Identification Number)              (I.R.S. Employer Identification Number)


                             777 Westchester Avenue
                          White Plains, New York 10604
                                 (914) 640-8100
               (Address Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                              Kenneth Siegel, Esq.
             Executive Vice President, General Counsel and Secretary
                    Starwood Hotels & Resorts Worldwide, Inc.
                             777 Westchester Avenue
                          White Plains, New York 10604
                                 (914) 640-8100
           (Name and address, Including Zip Code and Telephone Number,
                   Including Area Code, of Agent for Service)

                                    Copy to:
                              Laura A. Loftin, Esq.
                           Sidley Austin Brown & Wood
                              555 West Fifth Street
                          Los Angeles, California 90013
                                 (213) 896-6000

        Approximate date of commencement of proposed sale to the public:
   From time to time after the effective date of this Registration Statement.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

        If this Form is a post-effective amendment filed pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                               -------------------

                          DE-REGISTRATION OF SECURITIES


                On November 18, 1999, Starwood Hotels & Resorts Worldwide, Inc. and Starwood Hotels & Resorts (together "Starwood") filed a Registration Statement on Form S-3 (Registration Nos. 333-91197 and 91197-01) (the "Registration Statement") to register the offer and sale, pursuant to certain Starwood employee benefit plans (the "Offering"), of certain Starwood common shares. The Offering was terminated on June 15, 2001.

                In accordance with the undertaking contained in the Registration Statement pursuant to Item 512(a)(3) of Regulation S-K, Starwood hereby de-registers the 188,838 Starwood common shares registered under the Registration Statement that remained unsold on termination of the Offering.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains, State of New York, on this 27th day of July, 2001.


STARWOOD HOTELS & RESORTS                   STARWOOD HOTELS & RESORTS
WORLDWIDE, INC.

By: /s/ Ronald C. Brown                      By: /s/ Ronald C. Brown
    ---------------------------------            -------------------------------
        Ronald C. Brown                              Ronald C. Brown
        Executive Vice President                     Executive Vice President
        and Chief Financial Officer                  and Chief Financial Officer


        Starwood Hotels & Resorts Worldwide, Inc. Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

        *                           Chairman, Chief Executive              July 27, 2001
-----------------------------       Officer and Director
Barry S. Sternlicht                 (Principal Executive Officer)


/s/ Ronald C. Brown                 Executive Vice President and           July 27, 2001
-----------------------------       Chief Financial Officer (Principal
Ronald C. Brown                     Financial and Accounting Officer)


        *                           Director                               July 27, 2001
-----------------------------
Jean-Marc Chapus


        *                           Director                               July 27, 2001
-----------------------------
Bruce W. Duncan


        *                           Director                               July 27, 2001
-----------------------------
Eric Hippeau


        *                           Director                               July 27, 2001
-----------------------------
George G. Mitchell


                                    Director                               July   , 2001
-----------------------------
Stephen H. Quazzo


                                    Director                               July   , 2001
-----------------------------
Thomas O. Ryder


        *                           Director                               July 27, 2001
-----------------------------
Daniel H. Stern

        *                           Director                               July 27, 2001
-----------------------------
Raymond S. Troubh


                                    Director                               July   , 2001
-----------------------------
Daniel W. Yih


        *                           Director                               July 27, 2001
-----------------------------
Dr. Kneeland C. Youngblood

* By: /s/ Ronald C. Brown
      -------------------------------
      Ronald C. Brown
      Attorney-in-Fact



        Starwood Hotels & Resorts. Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

        *                           Chairman, Chief Executive              July 27, 2001
-----------------------------       Officer and Director
Barry S. Sternlicht                 (Principal Executive Officer)


 /s/ Ronald C. Brown                Executive Vice President and           July 27, 2001
-----------------------------       Chief Financial Officer (Principal
Ronald C. Brown                     Financial and Accounting Officer)


        *                           Trustee                                July 27, 2001
-----------------------------
Jean-Marc Chapus


        *                           Trustee                                July 27, 2001
-----------------------------
Bruce W. Duncan


        *                           Trustee                                July 27, 2001
-----------------------------
Eric Hippeau


        *                           Trustee                                July 27, 2001
-----------------------------
George G. Mitchell


                                    Trustee                                July   , 2001
-----------------------------
Stephen H. Quazzo


                                    Trustee                                July   , 2001
-----------------------------
Thomas O. Ryder


        *                           Trustee                                July 27, 2001
-----------------------------
Daniel H. Stern


        *                           Trustee                                July 27, 2001
-----------------------------
Raymond S. Troubh

        *                           Trustee                                July 27, 2001
-----------------------------
Daniel W. Yih


                                    Trustee                                July   , 2001
-----------------------------
Dr. Kneeland C. Youngblood

* By: /s/ Ronald C. Brown
      -------------------------------
      Ronald C. Brown
      Attorney-in-Fact